SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 2004

                                       CW

                                  (Depositor)

      (Issuer in respect of Mortgage Pass-through Trust, Series 2004-HYB1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                          Mortgage Pass-through Trust
                                Series 2004-HYB1

On May 20, 2004, The Bank of New York, as Trustee for CW, Mortgage Pass-through Trust Series 2004-HYB1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2004, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass-through Trust Series 2004-HYB1 relating to the distribution date of May 20, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 20, 2004


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated May 20, 2004


                             Payment Date: 05/20/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                 Mortgage Pass-through Trust, Series 2004-HYB1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A         47,371,294.54    3.303880%     2,360,101.88    130,424.22    2,490,526.10       0.00       0.00
                        1X         47,371,294.54    0.784700%             0.00     30,976.88       30,976.88       0.00       0.00
                        2A        183,673,217.60    4.336878%    14,053,692.06    663,806.91   14,717,498.97       0.00       0.00
                        2X        183,673,217.60    0.652900%             0.00     99,933.54       99,933.54       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.14            0.14       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           3,922,300.99    4.801091%         2,359.41     15,692.77       18,052.18       0.00       0.00
                        B1          2,530,967.84    4.801091%         1,522.47     10,126.17       11,648.65       0.00       0.00
                        B2          1,518,181.18    4.801091%           913.24      6,074.10        6,987.35       0.00       0.00
                        B3          1,265,483.92    4.801091%           761.24      5,063.09        5,824.32       0.00       0.00
                        B4            759,090.59    4.801091%           456.62      3,037.05        3,493.67       0.00       0.00
                        B5            507,014.51    4.801091%           304.99      2,028.52        2,333.51       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        241,547,551.19     -           16,420,111.91    967,163.40   17,387,275.31     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A         45,011,192.66              0.00
                                1X         45,011,192.66              0.00
                                2A        169,619,525.55              0.00
                                2X        169,619,525.55              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           3,919,941.58              0.00
                                B1          2,529,445.37              0.00
                                B2          1,517,267.94              0.00
                                B3          1,264,722.68              0.00
                                B4            758,633.97              0.00
                                B5            506,709.53              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        225,127,439.28     -
--------------------------------------------------------------------------------

                             Payment Date: 05/20/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                 Mortgage Pass-through Trust, Series 2004-HYB1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A     47,371,294.54     3.303880% 12669FNN9    46.338292      2.560752    883.750739
                           1X     47,371,294.54     0.784700% 12669FNY5     0.000000      0.608201    883.750739
                           2A    183,673,217.60     4.336878% 12669FNP4    73.214998      3.458210    883.660546
                           2X    183,673,217.60     0.652900% 12669FNQ2     0.000000      0.520620    883.660546
Residual                   AR              0.00     0.000000% 12669FNX7     0.000000      1.414095      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       3,922,300.99     4.801091% 12669FNR0     0.600818      3.996122    998.202592
                           B1      2,530,967.84     4.801091% 12669FNS8     0.600818      3.996122    998.202592
                           B2      1,518,181.18     4.801091% 12669FNT6     0.600818      3.996122    998.202592
                           B3      1,265,483.92     4.801091% 12669FNU3     0.600818      3.996122    998.202592
                           B4        759,090.59     4.801091% 12669FNV1     0.600818      3.996122    998.202592
                           B5        507,014.51     4.801091% 12669FNW9     0.600818      3.996122    998.202592
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     241,547,551.19       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                 Mortgage Pass-through Trust, Series 2004-HYB1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance        47,207,320.39   177,920,118.92   225,127,439.31
Loan count                     97              493              590
Avg loan rate           4.472580%        5.264301%             5.10
Prepay amount        2,297,004.25    13,978,734.58    16,275,738.83

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        12,862.59        21,625.40        34,487.98
Sub servicer fees            0.00         2,483.41         2,483.41
Trustee fees               371.78         1,439.83         1,811.61


Agg advances                  N/A              N/A              N/A
Adv this period              0.00        11,786.04        11,786.04

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy              20,969.69             0.00        20,969.69
Fraud                1,062,738.68     4,005,235.31     5,067,973.99
Special Hazard       3,000,000.00             0.00     3,000,000.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.654274%           100.000000%            231,044,512.14
   -----------------------------------------------------------------------------
   Junior            4.345726%             0.000000%             10,496,721.07
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           7                 2,228,628.59
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 7                 2,228,628.59
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           17,387,275.31         17,387,275.31
Principal remittance amount           16,420,111.91         16,420,111.91
Interest remittance amount               967,163.40            967,163.40